PROSPECTUS
May 1, 2021
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
Variable
APPRECIABLE LIFE®
INSURANCE CONTRACTS
As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.
This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance. This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

In one or more of the available Variable Investment Options of:

•	AST Cohen & Steers Realty Portfolio	•	PSF PGIM Government Income Portfolio	•	PSF PGIM Jennison Value Portfolio
•	PSF Global Portfolio	•	PSF PGIM Government Money Market Portfolio	•	PSF PGIM Total Return Bond Portfolio
•	PSF Natural Resources Portfolio	•	PSF PGIM High Yield Bond Portfolio	•	PSF Small-Cap Stock Index Portfolio
•	PSF PGIM 50/50 Balanced Portfolio	•	PSF PGIM Jennison Blend Portfolio	•	PSF Stock Index Portfolio
•	PSF PGIM Flexible Managed Portfolio	•	PSF PGIM Jennison Growth Portfolio

In the Fixed Rate Option, also referred to as the “fixed investment option,” which pays a guaranteed interest rate.

Please read this prospectus and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.
In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
IMPORTANT INFORMATION
The Funds' annual and semi-annual shareholder reports are made available on our website (www.prudential.com/ili-funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge by calling (800) 778-2255.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Pruco Life of New Jersey Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 778-2255
Appreciable Life is a registered mark of Prudential.

SUMMARY OF CHARGES AND EXPENSES
Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.
Expenses other than Portfolio Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales purchases, surrenders, transfers, and other transactions, and certain riders.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(2)(Charge is a percentage of premium payments.)	Deducted from premium payments.	5%
Administrative fee	Deducted from premium payments.	$2
Taxes Attributable to Premiums(1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%
Maximum Deferred Sales Charge (Load)(2) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender, or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150
(1)For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by us.
(2)Duration of charge is limited. See CHARGES AND EXPENSES.
The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Fund and Real Property Account fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds' and Real Property Account's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.15(3)
Mortality and Expense Risk fee. (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60%(4)

Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(5)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.02 plus $2.50
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02
Net interest on loans.(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider.(1)
Minimum and Maximum Charges per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.16 to $7.91 _____________ $0.19(3)
Child Level Premium Term Rider.(5)(7) (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Accidental Death Benefit Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.04 to $0.64 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider.(1)
Minimum and Maximum Charges per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
	Monthly	From $0.06 to $0.47 _____________ $0.17(3)
Waiver of Premium Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.008 to $0.21 _____________ $0.07(3)

Applicant Waiver of Premium Rider.
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's applicable premium.)
Monthly	From 0.40% to 3.14% _____________ 0.7%(3)
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)For example, the highest COI rate is for an insured who is a male/female age 99.
(3)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.
(4)The daily charge is based on the effective annual rate shown.
(5)Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.
(6)The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.
(7)Duration of charge is limited. See CHARGES AND EXPENSES.
Variable Investment Option Expenses
This table shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you will pay periodically during the time you own the Contract. More detail concerning Variable Investment Options' fees and expenses is contained in the prospectus for the Variable Investment Options. Variable Investment Option prospectuses are available at www.prudential.com/eprospectus or by calling 800-778-2255.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	1.11%
(1) Total Annual operating expense for the Real Property Account is 6.93%.
SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS
Brief Description of the Contract
The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in all states. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
Types of Death Benefit Available Under the Contract
The Death Benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different Death Benefit amount.
Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount. It can never be less than this amount. The Death Benefit remains fixed in amount (unless the Contract becomes paid‑up) and only the Cash Surrender Value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.
Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.
Death Benefit Guarantee
The Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:
•We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount.
•If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when your Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the Cash Surrender Value. See LAPSE AND REINSTATEMENT.
The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.
Tabular Contract Fund
The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date.
Premium Payments
Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.
Your Scheduled Premium consists of two amounts:
•The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);
•The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.
The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS and Tax Treatment of Contract Benefits. We will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund the Contract would go into default.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.
On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.

Investment Choices
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. See The Funds, The Fixed Rate Option, and The Pruco Life of New Jersey Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.
We may add additional Variable Investment Options in the future.
Increasing or Decreasing the Face Amount
Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract. An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the Face Amount. See Increases in the Face Amount.
You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.
We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.
Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt. The minimum loan amount you may borrow at any one time is generally $500, unless the loan proceeds are used to pay premiums on your Contract. See Loans.
Canceling the Contract
Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning. The free-look period will be stated on the first page of your Contract.
SUMMARY OF CONTRACT RISKS
Contract Values are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Using the Contract as a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Taking Withdrawals
We may limit you to no more than four withdrawals in a Contract Year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable Tabular Contract Fund. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount. However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount by no more than the amount of the withdrawal.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.
Limitations on Transfers
All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option or the Fixed Rate Option.
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature. Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers and Dollar Cost Averaging.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary. The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
The Real Property Account is closed to new investment. Transfers out of the Real Property Account to the other investment options available under the Contract are permitted on any business day.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds.
We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount), the Contract lapses, is surrendered, or the Face Amount is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.
If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
Replacement of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds, The Fixed Rate Option and The Pruco Life of New Jersey Variable Contract Real Property Account.
Risks Associated with the Variable Investment Options
Each Variable Investment Option has its own investment objective and associated risks, which are described in the Variable Investment Option prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when Account and Contract charges are deducted, you experience a negative return. See The Funds.
The Contract offers Variable Investment Options through the Advanced Series Trust ("AST"). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning the Fund's investment objectives, strategies, and investment risks.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, VARIABLE INVESTMENT OPTIONS, AND THE FIXED RATE OPTION
Pruco Life Insurance Company of New Jersey
Pruco Life of New Jersey is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life of New Jersey Variable Appreciable Account
We have established the Account to hold certain assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits of the Funds attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions and charges to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.
You may invest in one or a combination of the available Funds and other Variable Investment Options. When you choose a Fund, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Funds including other Variable Investment Options in the future.
The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts. On October 31, 1986, the Pruco Life Series Fund, Inc, an open‑end diversified management investment company, which sold its shares only to Separate Accounts of ours and Pruco Life Insurance Company, was merged into The Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Funds"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund's description in the tables that follow, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life of New Jersey for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life of New Jersey has selected the Funds for inclusion as investment options under this Contract in Pruco Life of New Jersey’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund ("PSF") and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectuses.
Each Fund is detailed in its own prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/eprospectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Portfolios will be met. Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.
Investment Manager
PGIM Investments LLC serves as the investment manager for the Series Fund.
The investment management agreements for the Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
Advanced Series Trust
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
The Prudential Series Fund - Class 1 Shares
PSF Global Portfolio - Class I Shares	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Natural Resources Portfolio - Class I Shares	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF PGIM 50/50 Balanced Portfolio (formerly PSF Conservative Balanced Portfolio) - Class I Shares	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF PGIM Flexible Managed Portfolio (formerly PSF Flexible Managed Portfolio) - Class I Shares	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF PGIM Government Income Portfolio (formerly PSF Government Income Portfolio) - Class I Shares	Seeks a high level of income over the long term consistent with the the preservation of capital.	PGIM Fixed Income
PSF PGIM Government Money Market Portfolio (formerly PSF Government Money Market Portfolio) - Class I Shares	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF PGIM High Yield Bond Portfolio (formerly PSF High Yield Bond Portfolio) - Class I Shares	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF PGIM Jennison Blend Portfolio (formerly PSF Equity Portfolio) - Class I Shares	Seeks long-term growth of capital.	Jennison Associates LLC
PSF PGIM Jennison Growth Portfolio (formerly PSF Jennison Portfolio) - Class I Shares	Seeks long-term growth of capital.	Jennison Associates LLC
PSF PGIM Jennison Value Portfolio (formerly PSF Value Portfolio) - Class I Shares	Seeks capital appreciation.	Jennison Associates LLC
PSF PGIM Total Return Bond Portfolio (formerly PSF Diversified Bond Portfolio) - Class I Shares	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Small-Cap Stock Index Portfolio (formerly PSF Small Capitalization Stock Portfolio) - Class I Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio - Class I Shares	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
As an investment adviser, PGIM Investments LLC charges the Series Fund a daily investment management fee as compensation for its services. PGIM Investments LLC pays each subadviser out of the fee that PGIM Investments LLC receives from the Series Fund. Allocations made to all Funds benefit us financially because fees are paid to us or the Prudential Companies by the Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectus.
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1) changes in state insurance law;

(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.
AST Funds
This Contract offers Variable Investment Options that invest in Funds offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a) a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;
(b) the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c) a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.
The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Service Fees Payable to Pruco Life of New Jersey
The Prudential Companies receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and the Prudential Companies, allocations you make to the Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.
We receive administrative services payments which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. Currently, the maximum administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and the Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from the Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when the Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Pruco Life of New Jersey Variable Contract Real Property Account
The Real Property Account is closed to new investment. The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and us, invests primarily in income‑producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. Although it is a Variable Investment Option, it is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Funds. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.
The Partnership has entered into an investment management agreement with PGIM, Inc. (“PGIM”), under which PGIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.
The Fixed Rate Option
You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of our general account. The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%. We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.
Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum Contract charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Deduction from Premiums
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Taxes Attributable to Premiums
We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes. See Company Taxes.
Sales Load Charges
We may charge up to 5% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums.
We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the contingent deferred sales load (“CDSL”). However, we will not deduct the CDSL for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary or 10 years from an increase in the Face Amount. The CDSL will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary of the Contract or increase in Face Amount. No CDSL is applicable to the Death Benefit, no matter when that becomes payable.
For Contracts under which premiums are payable annually, we charge the maximum CDSL if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or is an increase in the Face Amount. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year. More precisely, the CDSL will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year or increase in Face Amount and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative CDSL charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge on Premium Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender
Entire Year 1	25%	25.00%
Entire Year 2	30%	15.00%
Entire Year 3	35%	11.67%
Entire Year 4	40%	10.00%
Entire Year 5	45%	9.00%
First 7 Months of Year 6	45%	7.50%
First Month of Year 7	40%	5.71%
First Month of Year 8	30%	3.75%
First Month of Year 9	20%	2.22%
First Month of Year 10	10%	1.00%
First Month of Year 11 and Thereafter	0%	0.00%
For Contracts under which premiums are payable more frequently than annually, the CDSL will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum CDSL will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the CDSL will start slightly earlier for Contracts under which premiums are paid semi‑annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the CDSL for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract Year without regard to the frequency at which premiums were paid. The CDSL is applied the same way for increases in Face Amount starting from the date of the increase instead of the Contract Date.
For purposes of determining the CDSL, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the CDSL percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.
We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment options you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the Face Amount of your Contract, the rules governing the non‑guaranteed waiver of the 5% front‑end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.
The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates in effect at any given time vary by Face Amount and Contract duration, as well as the Issue Age, sex, and underwriting class of the insured. The rates generally increase over time but are never more than the maximum charges listed in the data pages of your Contract. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

COI rates are applied to the net amount at risk to determine the COI charge.  Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower net amount at risk and lower COI charge.  A lower Contract Fund value in relation to the Death Benefit will result in a higher net amount at risk and a higher COI charge.  For Contracts with a Form A Death Benefit, the net amount at risk generally changes as the Contract Fund changes.  For Contracts with a Form B Death Benefit, the net amount at risk generally does not change as the Contract Fund changes.

The following table provides hypothetical examples of the net amount at risk’s role in determining COI charges.  The examples assume a $1,000,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of net amount at risk.

Example net amount at risk Scenarios

Death Benefit Form	Death Benefit amount	Contract Fund value	Net Amount at Risk	Month’s COI charge
Form A	$1,000,000	$125,000	$875,000	$875.00
Form A	$1,000,000	$175,000	$825,000	$825.00
Form B	$1,050,000	$125,000	$925,000	$925.00
Form B	$1,100,000	$175,000	$925,000	$925.00

Because the net amount at risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the net amount at risk, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the net amount at risk on which COI charges are based.

Monthly Deductions from the Contract Fund
We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment options.
(a)We deduct an administrative charge based on the Face Amount. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount. This charge also applies to increases in the Face Amount, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru‑Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru‑Matic Premium Plan basis. We will not make this charge if your Contract becomes paid‑up or has been continued in-force, after lapse, as variable reduced paid‑up insurance.
(b)We also deduct a charge of $0.01 per $1,000 of the Face Amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid‑up or has been continued in-force, after lapse, as variable reduced paid‑up insurance.
(c)You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.
(d)If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.
Daily Deduction from the Variable Investment Options
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Lapse or Surrender Charges
We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the Face Amount (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract Year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary. For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount until it reaches zero at the end of the 10th Contract Year. We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount.

Transaction Charges
(a)We charge a withdrawal fee in an amount up to $15 for each withdrawal.
(b)We may charge a transaction fee of up to $15 for any change in the Face Amount.
(c)We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.
Portfolio Charges
We deduct charges from and pay expenses out of the Variable Investment Options as described in the Funds' prospectuses.
Rider Charges
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request in Good Order. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payments before we receive the request, we will not have to make the payments again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. Any Pruco Life of New Jersey representative can explain these options upon request.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.
RIDERS
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. All riders were only available at Contract issuance, except as noted.
Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid‑up, although, if the Contract Fund becomes sufficiently large, a time may come when we will have the right to refuse to accept further premiums. See When a Contract Becomes Paid‑Up.
Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met. Any Pruco Life of New Jersey representative can explain these extra benefits further. Samples of the provisions are available from us upon written request.
We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Any Pruco Life of New Jersey representative can explain these extra benefits further. Samples of the provisions are available from us upon written request.
Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. This rider may be added after Contract issuance, subject to our underwriting requirements.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT
As of May 1, 1992, we no longer offered these Contracts for sale. Generally, the minimum initial guaranteed Death Benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, we required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax‑qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
PREMIUMS
Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.
You may elect to have monthly premiums paid automatically under the “Pru‑Matic Premium Plan” by pre‑authorized transfers from a bank checking account. Currently, Contract Owners selecting the Pru‑Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre‑authorized deductions from an employer's payroll.
A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. We will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.
We will generally accept any premium payment of at least $25. We reserve the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit. The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.
Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid‑up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid‑up Contract.
The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.
The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00
The following table compares annual and monthly premiums for insureds who are in the Preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00
You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid‑up Contract earlier than if only Scheduled Premiums are paid.
In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid‑up so that no further premium payments will be necessary. If this happens, we may refuse to accept any further premium payments. If a Contract becomes paid‑up, the Death Benefit then in-force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid‑up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid‑up. Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time. See How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary. Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.
The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits.
Processing and Valuing Transactions
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Allocation of Premiums
On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options or the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Portfolios of the Variable Investment Option are calculated, which is as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.) With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment.. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular Variable Investment Option or to the Fixed Rate Option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
When a Contract Becomes Paid-Up
Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured. If this should occur, we will notify the Contract Owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid‑up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid‑up. See RIDERS. The revised Contracts will not become paid‑up.
We guarantee that the Death Benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The Cash Surrender Value of a paid‑up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The Death Benefit of a paid‑up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid‑up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.
Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21. If a Contract becomes paid‑up prior to that anniversary, we will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount.
Transfers/Restrictions on Transfers
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, or to the Fixed Rate Option, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary. The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary. Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for the Variable Investment Option advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Variable Investment Option to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by the Variable Investment Option (e.g., by the Variable Investment Option’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the adviser believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect the Variable Investment Option performance to the disadvantage of other Contract Owners.
In addition, Contract Owners who own variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract Owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Variable Investment Options have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Variable Investment Options describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Variable Investment Options may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Variable Investment Option in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Variable Investment Options (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Variable Investment Options.
The Variable Investment Options may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Variable Investment Option determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Variable Investment Option and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Variable Investment Option has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate

$5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.
When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.
Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the NYSE is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount. Currently there is no charge for using the DCA feature.
DEATH BENEFITS
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life of New Jersey representative can explain the options upon request.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at a rate set by Prudential. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the FDIC. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.
Types of Death Benefit
You may have selected from two types of Death Benefit at issue. A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund.
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default. This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid‑Up. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the Face Amount may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount. For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.
Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid‑up more rapidly than a comparable Form B Contract. But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid‑up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.
Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid‑up. Instead, the Death Benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid‑up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.
How a Contract's Death Benefit Will Vary
There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid‑up, while the Death Benefit under the revised Contract operates differently and will not become paid‑up.
1. Original Contracts:
(A) If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid‑up. See When a Contract Becomes Paid‑Up. The Death Benefit does reflect a deduction for the amount of any Contract Debt. See Loans.
(B) If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund” for the Contract. The “Tabular Contract Fund” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:
(1)you paid only Scheduled Premiums;
(2)you paid Scheduled Premiums when due;
(3)your selected investment options earned a net return at a uniform rate of 4% per year;
(4)we deducted full mortality charges based upon the 1980 CSO Table;
(5)we deducted maximum sales load and expense charges; and
(6)there were no withdrawals.
Each Contract contains a table that sets forth the Tabular Contract Fund as of the end of each of the first 20 years of the Contract. Tabular Contract Fund between Contract anniversaries are determined by interpolation.
Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund, and the Contract remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract. The Death Benefit will also reflect a deduction for the amount of any Contract Debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

2. Revised Contracts:
Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:
(A) Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.
(B) Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85
Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.
You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases in the Face Amount and Decreases in the Face Amount.
Increases in the Face Amount
After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract. The increase will be subject to state approval and the underwriting requirements we determine.
The following conditions must be met:
(1)you must ask for the change by sending us a request in Good Order to our Service Office;
(2)the amount of the increase in the Face Amount must be at least $25,000;
(3)you must prove to us that the insured is insurable for any increase;
(4)the Contract must not be in default;
(5)you must pay an appropriate premium at the time of the increase;
(6)we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the change, we will send you new data pages for your Contract showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the Face Amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.
Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, contingent deferred sales load (“CDSL”) and transaction charges, Tabular Contract Fund, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation. We will tell you the amount of the required payment. You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.
If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.
We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the CDSL and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the CDSL and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the CDS applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. An increase in the Face Amount triggers new CDSL and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount.
An increase in the Face Amount will be treated comparably to the issuance of a new Contract for purposes of the non‑guaranteed waiver of the 5% front‑end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front‑end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.
If you elect to increase the Face Amount, you will receive a “free‑look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the Face Amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be re-calculated as though no increase had been applied. The free-look period will be stated on the first page of your Contract.
You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Fixed Rate Option at any time within two years after an increase in the Face Amount.
The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.
Decreases in the Face Amount
You have the option of decreasing the Face Amount without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the COI.
The following conditions must be met:
(1) the amount of the decrease must be at least $10,000;
(2) the Face Amount after the decrease must be at least equal to the minimum Face Amount applicable to your Contract; and
(3) if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, Tabular Contract Fund, Scheduled Premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount. We will also reduce your Contract Fund by deducting a proportionate part of the CDSL and surrender charges, if any.
We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.
It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in the Face Amount.
CONTRACT VALUES
Surrender of a Contract
You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount. You will be given a new Contract document. The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount. The Face Amount must be at least equal to the minimum Face Amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.
To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary
The Cash Surrender Value (taking into account the CDSL and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Service Center. The Contract’s Cash Surrender Value on any date will be the Contract Fund less any CDSL and transaction charges, if any, and less any Contract Debt. The Contract Fund changes daily, reflecting:
(1) increases or decreases in the value of the Variable Investment Options;
(2) interest credited on any amounts allocated to the Fixed Rate Option; and
(3) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.
Loans
You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option taking into account any prior loans. The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract.
At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average-Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2020 ranged from 2.70% to 3.53%.
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.
•While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.
•While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.
A loan will not affect the amount of the premiums due. If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.
A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.
If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:
(a)We must receive a request for the withdrawal in Good Order at our Service Office.
(b)The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund for the new Face Amount. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.)
(c)The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)You may make no more than four withdrawals in each Contract Year.
There is an administrative processing for each withdrawal in an amount up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.
Under a Form A Contract, the Face Amount is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in the data pages of your Contract. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount. Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.
It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.
Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
A Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.
If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.
Options on Lapse
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request of us prior to the end of the 61 day grace period. You may also choose one of the two options described below for which no further premiums are payable.
1.Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with us, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a Cash Surrender Value, but no loan value.
Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid‑up insurance will be the automatic benefit provided on lapse.
2.Variable Reduced Paid‑Up Insurance. Variable reduced paid‑up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum Death Benefit. Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid‑up Contract described earlier. See When a Contract Becomes Paid‑Up. Variable reduced paid‑up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid‑up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
As explained above, variable reduced paid‑up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid‑up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid‑up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid‑up insurance is the automatic benefit upon lapse.
TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.

The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts
a.If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
b.Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
c.Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
d. Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.

Modified Endowment Contracts
a.The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
b.If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
c.Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
d.All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
e. Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control. The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of issued life insurance policies to third parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.
You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions . We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.

DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so . Pruco Securities received gross distribution revenue for its variable life insurance products of $434,196,019 in 2020, $281,884,778 in 2019, and $187,214,104 in 2018. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or the Prudential Companies offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or the Prudential Companies.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2020) that received payment or accrued a payment amount with respect to variable product business during 2020. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2020 were $1.00 and $300,357,745, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or the Prudential Companies may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business.  Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate.  Pruco Life of New Jersey may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers.  Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period.  In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Variable Investment Option; the ability of Pruco Securities to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Our audited financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges. Also referred to in the Contract as “Net Cash Value.”
Contract - The individual variable life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is issued, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.
Face Amount - The amounts of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as “fixed investment option.”
Fund/Portfolio - These are terms that may be used interchangeably and represent the underlying investments held in the Account.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Issue Age - The insured's age as of the Contract Date.
Monthly Date - The Contract Date and the same date in each subsequent month.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Fund.
Tabular Contract Fund- a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
The Pruco Life of New Jersey Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties. The Real Property Account is closed to new investments.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).
Variable Investment Options - This represent the investments and/or underlying investments, held in the Account and the Real Property Account which, if available, you may select for your Contract.

To Learn More About Pruco Life of New Jersey Variable Appreciable Life®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89780. The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life of New Jersey Variable Appreciable Life® SAI, material incorporated by reference, and other information about us. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-03974

STATEMENT OF ADDITIONAL INFORMATION
The Date of this Statement of Additional Information and of the related prospectus is May 1, 2021.
Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey
Variable Appreciable Life ®
Insurance Contracts
This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.
The defined terms used in this Statement of Additional Information are as defined in the prospectus.
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

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GENERAL INFORMATION AND HISTORY
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company founded on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
Control of Pruco Life Insurance Company of New Jersey
Pruco Life of New Jersey is a, wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey, Pruco Life and Prudential. However, neither Prudential Financial, Prudential, Pruco Life, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract. Pruco Life of New Jersey and Pruco Life’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
State Regulation
Pruco Life of New Jersey is subject to regulation and supervision by the Department of Banking and Insurance of of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services and Third Party Administration Agreements
Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $23,751,028 in 2020, $21,087,962 in 2019, and $18,416,108 in 2018, of which the life business accounted for $11,531,667 , $8,115,554, and $7,457,040, respectively.
Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.
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Our individual life reinsurance treaties covering Pruco Life of New Jersey Variable Appreciable Life® Insurance Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis to its affiliate, Prudential.  Pruco Life of New Jersey retains any such mortality risk that is not ceded under these treaties.

TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,056,328 in 2020, $1,150,421.98 in 2019, and $1,292,465 in 2018 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such
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verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.
Since a Contract cannot be issued until after the underwriting process has been completed, we use a Limited Insurance Agreement to provide temporary life insurance coverage to prospective Contract Owners who pay the minimum initial premium at the time the request for coverage is submitted. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement, and is subject to the other terms of the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age. It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.
If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was received in Good Order.
If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating to Sex-Distinct Premiums and Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Sales to Persons 14 Years of Age or Younger
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A and B Contract’s Death Benefit Will Vary, below. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract Owner should consult with a Pruco Life of New Jersey representative before making unscheduled premium payments.
How a Type A and B Contract's Death Benefit Will Vary
There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid‑up, while the Death Benefit under the revised Contract operates differently and will not become paid‑up.
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1. Original Contracts:
(A)If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid‑up. The Death Benefit does reflect a deduction for the amount of any Contract Debt.
(B) If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:
(1)you paid only Scheduled Premiums;
(2)you paid Scheduled Premiums when due;
(3)your selected investment options earned a net return at a uniform rate of 4% per year;
(4)we deducted full mortality charges based upon the 1980 CSO Table;
(5)we deducted maximum sales load and expense charges; and
(6)there was no Contract Debt.
Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.
Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract. The Death Benefit will also reflect a deduction for the amount of any Contract Debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.
You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.
2. Revised Contracts:
Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:
(A)    Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.
(B)    Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date. Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit.
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Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85
Whenever the Death Benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.
You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy
The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if The Prudential Series Fund (the "Series Fund")or one of its Portfolios has a material change in its investment policy.
Reports to Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/eprospectus or by calling (800) 778-2255.

UNDERWRITING PROCEDURES
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.
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DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative services and / or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2020) that received payment or accrued a payment amount with respect to variable product business during 2020. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2020 were $1.00 and $300,357,745, respectively.
Name of Firms:
AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARKADIOS CAPITAL PARTNERS, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC (MA), AVANTAX INVESTMENT SERVICES INC, AVISEN SECURITIES INC, AXA ADVISORS LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INS SERVICES INC, BB&T SECURITIES LLC, BBVA COMPASS INSURANCE AGENCY, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & CO FIN SVCS INC, BILL FEW ASSOCIATES INC, BMO HARRIS FINANCIAL ADVISORS INC, BOK FINANCIAL SECURITIES INC, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHALICE CAPITAL PARTNERS LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CL GENERAL AGENCY LLC, CLIENT ONE SECURITIES LLC, COASTAL EQUITIES INSURANCE AGENCY INC, COMERICA SECURITIES INC, CONCORDE INSURANCE AGENCY INC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CSFG INSURANCE AGENCY INC, CUTTER & COMPANY BROKERAGE INC, DAI SECURITIES, LLC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DORSEY & COMPANY INC, EDGEWOOD PARTNERS INSURANCE CENTER, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST REPUBLIC SECURITIES COMPANY LLC, FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GLOBALINK SECURITIES INC, GRADIENT SECURITIES
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LLC, GRB FINANCIAL LLC, GWN SECURITIES INC, H BECK INC, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS INSURANCE AGENCY INC, IMS SECURITIES INC, INDEPENDENCE CAPITAL CO INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INFINITY SECURITIES INC DBA INFINITY FIN, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTACORP INC, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, ISI INSURANCE AGENCY INC (R SIMARD), J ALDEN ASSOCIATES INC, J W COLE FINANCIAL INC, JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JK FINANCIAL SERVICES INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES, KOVACK SECURITIES INC, L M KOHN & CO, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M AND T SECURITIES INC, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMA SECURITIES LLC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL BROKERAGE SERVICES LLC, NETWORK AGENCY INC, NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPB FINANCIAL GROUP LLC, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEOPLES SECURITIES INC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORPORATION, PLUS AGENCY LLC, PNC INSURANCE SERVICES INC, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROEQUITIES INC, PROSPERA LIFE & ANNUITY SERVICES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN STERLING INS, QUEST CAPITAL STRATEGIES INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS ADVISOR LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROCKEFELLER CAPITAL MGMT INS SVS LLC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SAYBRUS PARTNERS INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SII INVESTMENTS IN, SMITH BROWN & GROOVER INC, SMITH MOORE & CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC, SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST. BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, SUN TRUST INVESTMENT SERVICES INC, SUNSET FINANCIAL SERVICES INC, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UMPQUA INVESTMENTS INC, UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, VOYA INSURANCE SOLUTIONS INC, W & R INSURANCE AGENCY INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WESTERN EQUITY GROUP INC, WINTRUST INVESTMENTS LLC, WOODBURY FIN SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP, WORTH FINANCIAL GROUP INC, ZURES CO FIN & INS SVCS (J BAKER)
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
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EXPERTS
The financial statements of Pruco Life Insurance Company of New Jersey and as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account as of the dates presented and for each of the periods indicated therein incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS dated April 12, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
PERFORMANCE DATA
Average Annual Total Return
The Account may advertise average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:
P(1+T)n = ERV
Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.
Non-Standard Total Return
In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.
For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.
Government Money Market Yield
The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of the Series Fund as if Pruco Life of New Jersey’s Variable Appreciable Life® had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life of New Jersey’s Variable Appreciable Life® are not reflected.
The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the
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difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.
The yields on amounts held in the Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life of New Jersey and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.
The financial statements of the Pruco Life of New Jersey Variable Appreciable Account and of Pruco Life Insurance Company of New Jersey are hereby incorporated by reference to Form N-VPFS dated April 12, 2021.

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